Exhibit 99.1

VICI Properties Inc. Announces Final Results and Settlement of Exchange Offers

New York, NY, April 28, 2022 – VICI Properties Inc. (NYSE: VICI) (the “Company”) announced today the expiration and final results of VICI Properties L.P.’s, a Delaware limited partnership (“VICI LP”), and VICI Note Co. Inc.’s, a Delaware corporation (together with VICI LP, the “VICI Issuers”), private offers to exchange (the “Exchange Offers”) any and all outstanding notes (the “MGP Notes”) issued by MGM Growth Properties Operating Partnership LP (the “MGP OP”) and MGP Finance Co-Issuer, Inc. (together with the MGP OP, the “MGP Issuers”) for up to an aggregate principal amount of $4.20 billion of new VICI Exchange Notes (as defined herein) and related consent solicitations (the “Consent Solicitations”).

The Exchange Offers and the Consent Solicitations expired at 5:00 p.m., New York City time, on April 28, 2022 (the “Expiration Date”). As of the Expiration Date, the principal amounts of MGP Notes set forth in the table below had been validly tendered and not validly withdrawn in the Exchange Offers and the Consent Solicitations:

Title of Series of MGP Notes	CUSIPs	Series of VICI Exchange Notes	Aggregate Principal Amount Outstanding	MGP Notes Tendered
				Principal Amount	Percentage
5.625% Senior Notes due 2024	55303WAA5 / 55303XAC9 / U5930AAA6	VICI 5.625% Senior Notes due 2024	$1,050,000,000	$1,024,169,000	97.54%
4.625% Senior Notes due 2025	55303XAK1 / U5930BAD8	VICI 4.625% Senior Notes due 2025	$800,000,000	$799,368,000	99.92%
4.500% Senior Notes due 2026	55303XAB1	VICI 4.500% Senior Notes due 2026	$500,000,000	$480,524,000	96.10%
5.750% Senior Notes due 2027	55303XAG0 / 55303XAJ4 / U5930BAC0	VICI 5.750% Senior Notes due 2027	$750,000,000	$729,466,000	97.26%
4.500% Senior Notes due 2028	55303XAD7 / 55303XAF2 / U5930BAB2	VICI 4.500% Senior Notes due 2028	$350,000,000	$349,325,000	99.81%
3.875% Senior Notes due 2029	55303XAL9 / U5930BAE6	VICI 3.875% Senior Notes due 2029	$750,000,000	$727,114,000	96.95%

The VICI Issuers have accepted for exchange all tendered MGP Notes in the Exchange Offers and have issued $1,024,169,000 in aggregate principal amount of new 5.625% Senior Notes due 2024, $799,368,000 in aggregate principal amount of new 4.625% Senior Notes due 2025, $480,524,000 in aggregate principal amount of new 4.500% Senior Notes due 2026, $729,466,000 in aggregate principal amount of new 5.750% Senior Notes due 2027, $349,325,000 in aggregate principal amount of new 4.500% Senior Notes due 2028 and $727,114,000 in aggregate principal amount of new 3.875% Senior Notes due 2029 (collectively, the “VICI Exchange Notes”). In addition, for each $1,000 principal amount of MGP Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Date (as defined herein), eligible holders of MGP Notes have received a consent payment of $2.50 in cash. The terms of the VICI Exchange Notes are substantially identical to the terms of the corresponding series of MGP Notes.

On September 24, 2021 (the “Early Tender Date”), the requisite consents were received in the Consent Solicitations and supplemental indentures to the indentures governing the MGP Notes were executed, eliminating substantially all restrictive covenants and certain events of default and other provisions. The amendments effectuated by the supplemental indentures have now become operative.

The Exchange Offers and the Consent Solicitations were made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum, dated September 13, 2021 (as amended, the “Offering Memorandum”), in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). Documents relating to the Exchange Offers and the Consent Solicitations were only distributed to eligible holders of MGP Notes who properly completed and returned an eligibility certification confirming that they were either a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or not a “U.S. person” and outside the United States under Regulation S under the Securities Act for purposes of applicable securities laws.

The VICI Exchange Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

About VICI Properties

VICI Properties Inc. is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including Caesars Palace Las Vegas, Harrah’s Las Vegas and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties’ national, geographically diverse portfolio consists of 28 gaming facilities comprising over 62 million square feet and features approximately 25,000 hotel rooms and more than 250 restaurants, bars, nightclubs and sportsbooks. Following the closing of the MGP acquisition, VICI Properties will have 43 market-leading properties, 10 of which will be located on the Las Vegas Strip, consisting of 122 million square feet, 58,700 hotel rooms and featuring over 450 restaurants, bars, nightclubs and sportsbooks across our portfolio. Its properties are leased to industry leading gaming and hospitality operators, including Caesars Entertainment, Inc., Century Casinos, Inc., the Eastern Band of Cherokee Indians, Hard Rock International Inc., JACK Entertainment LLC, Penn National Gaming, Inc. and The Venetian Las Vegas (and, following the closing of the MGP acquisition, MGM Resorts International). VICI Properties also has an investment in the Chelsea Piers, New York facility and owns four championship golf courses and 34 acres of undeveloped or underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ strategy is to create the nation’s highest quality and most productive experiential real estate portfolio. For additional information, please visit www.viciproperties.com.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements may include, but are not limited to, risks associated with the pending MGP acquisition, including our ability to realize the anticipated benefits of the MGP acquisition. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s or the VICI Issuers’ control and could materially affect actual results, performance, or achievements. Important risk factors that may affect the Company’s business, results of operations and financial position (including those stemming from the COVID-19 pandemic and changes in the economic conditions as a result thereof) are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company and the VICI Issuers do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Investor Contacts:

Investors@viciproperties.com

(646) 949-4631

or

David Kieske

EVP, Chief Financial Officer

DKieske@viciproperties.com

Danny Valoy

Vice President, Finance

DValoy@viciproperties.com